UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2010

CYTORI THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32501	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3020 Callan Road, San Diego, California 92121
(Address of principal executive offices, with zip code)

(858) 458-0900
(Registrant's telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry Into a Material Definitive Agreement

On June 11, 2010, Cytori Therapeutics, Inc. (the “Company”) entered into an Amended and Restated Loan and Security Agreement (the “Loan Agreement”) with General Electric Capital Corporation (“GECC”), Silicon Valley Bank (“SVB”) and Oxford Finance Corporation (together, the “Lenders”), pursuant to which the Lenders agreed to make a term loan (the “Term Loan”) to the Company in an aggregate principal amount of up to $20.0 million, subject to the terms and conditions set forth in the Loan Agreement (the “Loan Facility”).  As security for its obligations under the Loan Agreement, the Company granted a security interest in substantially all of its existing and after-acquired assets, excluding its intellectual property assets; provided however, that if the Company does not maintain certain cash ratios, the security interest automatically will be deemed to include the Company’s intellectual property assets.

On June 14, 2010, the Lenders funded a term loan in the principal amount of $20.0 million (the “Term Loan”).  The Term Loan shall accrue interest at a fixed rate of 9.87% per annum.  The Company is required to make monthly payments of interest-only, through March 1, 2011, and is required repay the principal amount of the Term Loan over a period of twenty-seven (27) consecutive equal monthly installments of principal and accrued interest, commencing on April 1, 2011.  The Term Loan matures and is due and payable in full on June 1, 2013, and at maturity of the Term Loan, the Company will make an additional payment equal to 5% of the Term Loan (the “Final Payment Fee”).

The Loan Agreement amends and restates the term loan agreement entered into with GECC and SVB on October 14, 2008, of which an aggregate balance of approximately $4.4 million remained outstanding (the “Original Term Loan”) and was refinanced under the Loan Facility.

The Loan Agreement contains customary representations and warranties and customary affirmative and negative covenants, including, among others, minimum cash and cash liquidity requirements.  In addition, it contains customary events of default that entitle the Lenders to cause any or all of the Company’s indebtedness under the Loan Agreement to become immediately due and payable.  The events of default include any event whereby Olympus Corporation obtains the right under agreements between the Company and Olympus (the “Olympus Agreements”) to require the Company to purchase or sell any shares of its joint venture subsidiary, and any event of default by the Company under the Olympus Agreements. The Company may voluntarily prepay the Term Loan in full, but not in part and any voluntary or mandatory prepayment is subject to prepayment penalties.  The Company will also be required to pay the Final Payment Fee in connection with any voluntary or mandatory prepayment.

The proceeds of the Term Loan, after payment of lender fees and expenses and the refinancing of the Original Term Loan, are approximately $15.5  million.  The Company anticipates that the net proceeds will be used support commercialization and clinical development activities in Europe, Asia and the United States.

On June 11, 2010, pursuant to the terms and conditions of the Loan Agreement, the Company issued to the Lenders warrants to purchase up to an aggregate of 101,266 shares of the Company’s common stock at an exercise price equal to $3.95 per share (the “Warrants”).  The Warrants are immediately exercisable and will expire on June 11, 2017.

The foregoing descriptions of the Loan Agreement, the Term Loan and the Warrants do not purport to be complete and are qualified in their entirety by reference to the Loan Agreement, which is filed as Exhibit 10.70 hereto and incorporated herein by reference, the Promissory Notes issued to GECC and Oxford Financial Corporation, which are filed as Exhibit 10.71 and Exhibit 10.72 hereto and incorporated herein by reference, and the Warrants, which are filed as Exhibit 10.73, Exhibit 10.74 and Exhibit 10.75 hereto and incorporated herein by reference.  A copy of the press release announcing the Loan Facility is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.03                      Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the creation of a direct financial obligation of the Company is incorporated by reference into this Item 2.03.

Item 3.02                      Unregistered Sale of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the issuance of the Warrants is incorporated by reference into this Item 3.02.

The offer and sale of the Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  The Warrants were offered and sold to accredited investors in reliance upon exemptions from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

Item 9.01                      Financial Statements and Exhibits

(d)     Exhibits.  The following material is furnished as an exhibit to this Current Report on Form 8-K:

10.70	Amended and Restated Loan and Security Agreement, dated June 11, 2010, by and among the Company, General Electric Capital Corporation, and the other lenders signatory thereto

10.71	Promissory Note issued by the Company in favor of General Electric Capital Corporation or any subsequent holder thereof, pursuant to the Loan and Security Agreement dated June 11, 2010

10.72	Promissory Note issued by the Company in favor of Oxford Financial Corporation or any subsequent holder thereof, pursuant to the Loan and Security Agreement dated June 11, 2010

10.73
Warrant to Purchase Common Stock issued by the Company on June 11, 2010 in favor of GE Capital Equity Investments, Inc., pursuant to the Amended and Restated Loan and Security Agreement dated June 11, 2010

10.74	Warrant to Purchase Common Stock issued by the Company on June 11, 2010 in favor of Silicon Valley Bank, pursuant to the Amended and Restated Loan and Security Agreement dated June 11, 2010

10.75	Warrant to Purchase Common Stock issued by the Company on June 11, 2010 in favor of Oxford Financial Corporation, pursuant to the Amended and Restated Loan and Security Agreement dated June 11, 2010

99.1	Cytori Therapeutics, Inc. Press Release, dated June 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTORI THERAPEUTICS, INC.

Date: June 17, 2010	By:	/s/ Mark E. Saad
Mark E. Saad
Chief Financial Officer

EXHIBIT INDEX

10.70	Amended and Restated Loan and Security Agreement, dated June 11, 2010, by and among the Company, General Electric Capital Corporation, and the other lenders signatory thereto

10.71	Promissory Note issued by the Company in favor of General Electric Capital Corporation or any subsequent holder thereof, pursuant to the Loan and Security Agreement dated June 11, 2010

10.72	Promissory Note issued by the Company in favor of Oxford Financial Corporation or any subsequent holder thereof, pursuant to the Loan and Security Agreement dated June 11, 2010

10.73
Warrant to Purchase Common Stock issued by the Company on June 11, 2010 in favor of GE Capital Equity Investments, Inc., pursuant to the Amended and Restated Loan and Security Agreement dated June 11, 2010

10.74	Warrant to Purchase Common Stock issued by the Company on June 11, 2010 in favor of Silicon Valley Bank, pursuant to the Amended and Restated Loan and Security Agreement dated June 11, 2010

10.75	Warrant to Purchase Common Stock issued by the Company on June 11, 2010 in favor of Oxford Financial Corporation, pursuant to the Amended and Restated Loan and Security Agreement dated June 11, 2010

99.1	Cytori Therapeutics, Inc. Press Release, dated June 14, 2010.